                                                                     Exhibit 10N


                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

            This Amendment No. 1 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of June 26, 2002, among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

            Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002 (the "Purchase Agreement").

            Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

            Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

            Section 2. Assignment by the Bank One Company. In furtherance of, and without limiting any other provision of, this Amendment, the Purchase Agreement, as amended hereby, and the transactions contemplated hereby and thereby, the parties hereto hereby effect the following assignment and assumption. At or before 12:00 noon (Chicago time) on the date hereof the Scotia Company shall pay to the Bank One Company, in immediately available funds, an amount equal to $28,571,295.33, representing 14.286% of the outstanding Capital of the Bank One


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Company's Purchaser Interests (such amount, being hereinafter referred to as the "Transferred Capital"); whereupon, the Bank One Company shall be deemed to have sold, transferred and assigned to the Scotia Company, without recourse, representation or warranty, and the Scotia Company shall be deemed to have hereby irrevocably taken, received and assumed from the Bank One Company, the Transferred Capital and all related rights and obligations hereunder, under the Purchase Agreement and under the other Transaction Documents; provided that following such assignment the Company Purchase Limit of the Bank One Company and of the Scotia Company shall be equal to the applicable amount set forth on Annex A hereto.

            Section 3. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                  (a) Section 2.6 of the Purchase Agreement is hereby amended by replacing the percentage "100%" each time such percentage appears in such section with the percentage "97%".

                  (b) Section 5.1(v) of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:

                        (v) Aggregate Capital. Seller has determined that, immediately after giving effect to each purchase hereunder, the Aggregate Capital is no greater than 97% of the amount equal to (i) the Net Receivables Balance, minus (ii) the Aggregate Reserves.

                  (c) Section 6.2 of the Purchase Agreement is hereby amended by
(i) replacing the words "all Monthly Reports" in clause (a) of such section with the words "all Monthly Reports and Weekly Reports" and (ii) by replacing the percentage "100%" in clause (d)(iii) of such section with the percentage "97%".

                  (d) Section 7.2(e) of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:

                  (e) Aggregate Capital. At no time prior to the Amortization Date shall Seller permit the Aggregate Capital to be greater than 97% of the amount equal to (i) the Net Receivables Balance, minus (ii) the Aggregate Reserves.

                  (e) Section 8.5 of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            Section 8.5 Reports. The Servicer shall prepare and forward to the Agent and Scotia (i) on the fifteenth (15th) calendar day of each month (or if such day is not a Business Day, the next Business Day) and at such times as the Agent or the Required Purchasers shall request, a Monthly Report (which shall include a work sheet calculating the Net Receivables Balance and the amount of Eligible Receivables), (ii) during the existence of any Weekly Reporting Condition, by 1:00 p.m. (Chicago time) on each Wednesday (or if such day is not a Business Day, on the next Business
      Day), a Weekly Report with respect to the preceding calendar week and
      (iii) at such times as the Agent or the Required Purchasers shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

                  (f) Section 9.1(h) of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows

                  (h) (i) The senior unsecured long-term debt rating of Avnet shall fall below BBB-, as determined by Standard & Poor's Ratings Services, and shall fall below Baa3, as determined by Moody's Investors Service, Inc., or (ii) the senior unsecured long-term debt rating of Avnet shall be BB-, as determined by Standard & Poor's Ratings Services, or
      (iii) the senior unsecured long-term debt rating of Avnet shall be Ba3, as determined by Moody's Investors Service, Inc.

                  (g) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of "Dilution Percentage" appearing in such exhibit to read as follows:

            "Dilution Percentage" means as of any date of determination the greater of (i) 5% and (ii) a percentage calculated in accordance with the following formula:

                  DP = [(SF x ADR) + [(HDR - ADR) x (HDR/ADR)]] x DHF] where:
                       DP  =  the Dilution Percentage;
                       SF  =  the Stress Factor;
                       ADR = the average of the monthly Dilution Ratios occurring during the 12 most recent calendar months;


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                       HDR = the highest average three-month Dilution Ratio occurring during the 12 most recent calendar months; and
                       DHF =  the Dilution Horizon Factor at such time.

                  (h) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the proviso at the end of clause (iv) in the definition of "Eligible Receivable" appearing in such exhibit to read as follows:

      provided that with respect to subsection (B) hereof the total amount of Eligible Receivables permitted pursuant to this subsection (B) shall not exceed, on the date of any Monthly Report or Weekly Report, 10% of the aggregate amount of Eligible Receivables as set forth on such Monthly Report or Weekly Report

                  (i) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of "Liquidity Termination Date" appearing in such exhibit to read as follows:

            "Liquidity Termination Date" means June 24, 2003.

                  (j) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of "Loss Percentage" appearing in such exhibit to read as follows:

            "Loss Percentage" means at any time the greater of (i) 10% and (ii) a percentage calculated in accordance with the following formula:

                  LP = SF x LHF x LR where:

                  LP  =  the Loss Percentage;
                  SF  =  the Stress Factor;
                  LHF =  the Loss Horizon Factor; and
                  LR  =  the highest three month rolling average of the Default
                         Ratios occurring during the 12 most recent calendar months.

                  (k) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of "Purchase Limit" appearing in such exhibit to read as follows:


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            "Purchase Limit" means $350,000,000, as such amount may be modified in accordance with the terms of Section 4.6(b).

                  (l) Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, clause (iii) in the definition of "Purchase Price" appearing in such exhibit to read as follows:

      (iii) the excess, if any, of (A) 97% of the amount equal to (1) the Net Receivables Balance, minus (2) the Aggregate Reserves on the applicable purchase date, over (B) the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report or Weekly Report, taking into account such proposed Incremental Purchase

                  (m) Exhibit I to the Purchase Agreement is hereby amended by adding, in appropriate alphabetical order, the following three new definitions to such exhibit:

            "Stress Factor" means on any date the applicable amount set forth below based upon the ratings of Avnet applicable on such date to any Long-Term Debt then outstanding:

         Ratings                          Stress Factor
         -------                          -------------
         Category 1
         ----------
         Above BBB- by S&P
         or Baa3 by Moody's                    2.00

         Category 2
         ----------
         BBB- or BB+ by S&P,
         or Baa3 or Ba1 by Moody's             2.25

         Category 3
         ----------
         BB or lower by S&P or
         Ba2 or lower by Moody's               2.50

      For purposes of the foregoing, (i) if no rating for Long-Term Debt shall be available from either Moody's or S&P, such rating agency shall be deemed to have established a rating for the Long-Term Debt


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
      of Avnet which is one rating grade higher than the subordinated debt rating grade of Avnet, (ii) if no rating for Long-Term Debt or subordinated debt of Avnet shall be available from either Moody's or S&P, the Stress Factor shall be as set forth in Category 3, (iii) if the ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Stress Factor shall be based upon the numerically higher Category and (iv) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. Each such change shall apply to all calculations involving the Stress Factor during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Facility Termination Date, Avnet and the Agent shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system. In addition, for the purposes of this definition, (i) "S&P" means Standard & Poor's Ratings Services and its successors, and (ii) "Moody's" means Moody's Investors Service, Inc. and its successors.

      "Weekly Report" means a report, in form and substance acceptable to the Agent (appropriately completed), furnished by the Servicer to the Agent and Scotia pursuant to Section 8.5.

      "Weekly Reporting Condition" means that either (i) the rating of Avnet's Long-Term Debt is equal to BB or lower by S&P or Ba2 or lower by Moody's or (ii) no rating for Avnet's Long-Term Debt is available from either Moody's or S&P. For the purposes of this definition, (i) "S&P" means Standard & Poor's Ratings Services and its successors, and (ii) "Moody's" means Moody's Investors Service, Inc. and its successors.

                  (n) Exhibit II to the Purchase Agreement is hereby amended by replacing the percentage "100%" in clause (iii) of the last paragraph of such exhibit with the percentage "97%".

                  (o) Schedule A to the Purchase Agreement is hereby deleted, in its entirety, and replaced with Annex A hereto.


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                  (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                  (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

            Section 5. Miscellaneous.

                  (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (h) Amendment to Receivables Sale Agreement. Each of the Agent and each Purchaser, by its execution hereof, consents to Seller's execution and delivery of Amendment No. 2 to Receivables Sale Agreement, dated as of the date hereof and in the form of Exhibit A hereto, by and among Seller and Avnet. Each of the Agent and each Purchaser deems this paragraph to constitute its prior written consent to Seller's execution of such amendment and deems this paragraph to satisfy the requirements of Section 7.1(i)(N) of the Purchase Agreement.

                            (Signature Pages Follow)


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                        AVNET RECEIVABLES CORPORATION, as Seller



                                        By:     /s/ David R. Birk
                                                --------------------------------
                                        Name:   David R. Birk
                                        Title:  Vice President and Secretary



                                        AVNET, INC., as Servicer



                                        By:     /s/ Raymond Sadowski
                                                --------------------------------
                                        Name:   Raymond Sadowski
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION, as a Company



                                        By:
                                           -------------------------------------
                                                     Authorized Signer



                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as a Financial Institution and as Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                        AVNET RECEIVABLES CORPORATION, as Seller



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        AVNET, INC., as Servicer



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION, as a Company



                                        By:    /s/ Patrick J. Power
                                               ---------------------------------
                                                   Patrick J. Power
                                                   Authorized Signer



                                        BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                        a Financial Institution and as Agent



                                        By:    /s/ Patrick J. Power
                                               ---------------------------------
                                        Name:  Patrick J. Power
                                        Title: Director, Capital Markets


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                        LIBERTY STREET FUNDING CORP., as
                                        a Company



                                        By:    /s/ Andrew L. Stidd
                                               ---------------------------------
                                        Name:  Andrew L. Stidd
                                        Title: President



                                        THE BANK OF NOVA SCOTIA, as a Financial
                                        Institution



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                        LIBERTY STREET FUNDING CORP., as a
                                        Company



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        THE BANK OF NOVA SCOTIA, as a Financial
                                        Institution



                                        By:    /s/ J. Alan Edwards
                                               ---------------------------------
                                        Name:  J. Alan Edwards
                                        Title: Managing Director


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                         ANNEX A

                                   SCHEDULE A

                      COMMITMENTS, COMPANY PURCHASE LIMITS,
              PAYMENT ADDRESSES AND RELATED FINANCIAL INSTITUTIONS

           COMMITMENTS AND PAYMENT ADDRESSES OF FINANCIAL INSTITUTIONS

-------------------------------------------------------------------------------------------
     Financial Institution               Commitment               Payment Address
-------------------------------------------------------------------------------------------
Bank One, NA (Main Office Chicago)      $204,000,000     Bank One, NA (Main Office Chicago)
                                                         Asset Backed Finance
                                                         Suite IL1-0596, 1-21
                                                         1 Bank One Plaza
                                                         Chicago, Illinois  60670-0596
                                                         Fax:  (312) 732-4487
-------------------------------------------------------------------------------------------
The Bank of Nova Scotia                 $153,000,000     The Bank of Nova Scotia
                                                         One Liberty Plaza, 26th Floor
                                                         New York, NY  10006
                                                         Attn:  Rick Taiano
                                                         Phone: (212) 506-2257,
                                                                 ext. 3194
                                                         Fax:   (212) 506-6994
-------------------------------------------------------------------------------------------


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                 COMPANY PURCHASE LIMITS, PAYMENT ADDRESSES AND
                   RELATED FINANCIAL INSTITUTIONS OF COMPANIES

-----------------------------------------------------------------------------------------------------
        Company               Company Purchase         Payment Address             Related Financial
                                   Limit                                             Institution(s)
-----------------------------------------------------------------------------------------------------
Preferred Receivables           $200,000,000     c/o Bank One, NA (Main Office     Bank One, NA
Funding Corporation                              Chicago), as Agent                (Main Office
                                                 Asset Backed Finance              Chicago)
                                                 Suite IL1-0079, 1-19
                                                 1 Bank One Plaza
                                                 Chicago, Illinois  60670-0079
                                                 Fax:  (312) 732-1844
-----------------------------------------------------------------------------------------------------
Liberty Street Funding Corp.    $150,000,000     c/o The Bank of Nova Scotia       The Bank of Nova
                                                 One Liberty Plaza, 26th Floor     Scotia
                                                 New York, NY  10006
                                                 Attn:  Rick Taiano
                                                 Phone: (212) 506-2257,
                                                         ext. 3194
                                                 Fax:   (212) 506-6994
-----------------------------------------------------------------------------------------------------


                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                   EXHIBIT A

             FORM OF AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT

                                  See Attached







                                         AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                               AMENDMENT NO. 2 TO
                           RECEIVABLES SALE AGREEMENT

            This Amendment No. 2 to Receivables Sale Agreement (this "Amendment") is entered into as of June 26, 2002, between Avnet, Inc., a New York corporation ("Originator"), and Avnet Receivables Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

            Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001, and amended such Receivables Sale Agreement pursuant to Amendment No. 1 thereto, dated as of February 6, 2002 (such agreement, as so amended, the "Sale Agreement").

            Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Financial Institutions party thereto, the Companies party thereto and Bank One, NA (Main Office Chicago), as agent, are entering into Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of June 26, 2002 (the "RPA Amendment").

            Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, to, among other things, conform the Sale Agreement with the amendments contemplated by the RPA Amendment, as more particularly described herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

            Section 2. Amendments. Subject to the terms and conditions set forth herein, the Sale Agreement is hereby amended as follows:

                  (a) Section 5.1(f) of the Sale Agreement is hereby amended and restated, in its entirety, to read as follows:

            (f)   (i) The senior unsecured long-term debt rating of


                                                              AMENDMENT NO. 2 TO
                                                      RECEIVABLES SALE AGREEMENT

      Avnet shall fall below BBB-, as determined by Standard & Poor's Ratings Services, and shall fall below Baa3, as determined by Moody's Investors Service, Inc., or (ii) the senior unsecured long-term debt rating of Avnet shall be BB-, as determined by Standard & Poor's Ratings Services, or
      (iii) the senior unsecured long-term debt rating of Avnet shall be Ba3, as determined by Moody's Investors Service, Inc.

                  (b) Section 7.1(b) of the Sale Agreement is hereby amended by replacing the phrase "the Agent and the Financial Institutions or the Required Financial Institutions" at the end of such section with the phrase "the Agent and the Required Purchasers".

            Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                  (a) Amendment. The Buyer and the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) RPA Amendment. All conditions precedent contained in
Section 4 of the RPA Amendment shall have been satisfied and the RPA Amendment shall be in full force and effect.

                  (c) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

                  (d) No Termination Event or Potential Termination Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Buyer and Originator shall be deemed to have represented and warranted such).


                                                              AMENDMENT NO. 2 TO
                                                      RECEIVABLES SALE AGREEMENT

            Section 4. Miscellaneous.

                  (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. Originator agrees to reimburse Buyer and its assigns upon demand for all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to Buyer and its assigns).

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF


                                                              AMENDMENT NO. 2 TO
                                                      RECEIVABLES SALE AGREEMENT

THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                            (Signature Page Follows)





                                                              AMENDMENT NO. 2 TO
                                                      RECEIVABLES SALE AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                           AVNET, INC.



                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                           AVNET RECEIVABLES CORPORATION

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                                              AMENDMENT NO. 2 TO
                                                      RECEIVABLES SALE AGREEMENT
                                       5